Exhibit 23


                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 16, 1998 included in the Ladish Co., Inc. Form S-1 dated March 9, 1998 and to all references to our Firm included in this registration statement.



                                                    /s/ Arthur Andersen LLP

                                                    ARTHUR ANDERSEN LLP

    Milwaukee, Wisconsin
    May 26, 1998